UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

CARDIFF LEXINGTON CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

3753 Howard Hughes Parkway, Suite 200

Las Vegas, NV 89169

Notice of Action Taken Pursuant to Written Consent of Stockholders

Dear Stockholder:

The accompanying information statement is furnished to holders of shares of common stock of Cardiff Lexington Corporation (“we,” “us,” “our” or “our company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with an approval by written consent of the holders of our voting stock.

The purpose of this Notice and Information Statement is to notify our stockholders that, on April 4, 2024, we received written consents from stockholders to approve an amendment of our amended and restated articles of incorporation to reduce our authorized common stock to 300,000,000 shares and preferred stock to 50,000,000 shares (the “Charter Amendment”).

Our board of directors approved the Charter Amendment and recommended that our stockholders approve it as well. In connection with the adoption of the Charter Amendment, our board of directors elected to seek the written consent of the holders of our outstanding voting shares in order to reduce associated costs and implement the Charter Amendment in a timely manner.

This Notice and the accompanying Information Statement are being furnished to you to inform you that the Charter Amendment has been approved by stockholders. The board of directors is not soliciting your proxy in connection with the Charter Amendment and proxies are not requested from stockholders.

The Charter Amendment will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the Charter Amendment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Daniel Thompson
Daniel Thompson
Chairman of the Board

[ ], 2024

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED

TO STOCKHOLDERS ON OR ABOUT [ ], 2024

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

CARDIFF LEXINGTON CORPORATION

3753 Howard Hughes Parkway, Suite 200

Las Vegas, NV 89169

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about [ ], 2024 to the holders of record of the outstanding common stock of Cardiff Lexington Corporation, a Nevada corporation (“we,” “us,” “our” or “our company”), as of the close of business on April 4, 2024 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated April 4, 2024 (the “Written Consent”), of stockholders owning as of the Record Date at least a majority of the outstanding shares of our common stock and preferred stock, voting together as a single class.

The Written Consent authorized and approved an amendment of our current amended and restated articles of incorporation (the “Current Charter”) to reduce our authorized common stock to 300,000,000 shares and preferred stock to 50,000,000 shares (the “Charter Amendment”). A copy of the Charter Amendment is attached to this Information Statement as Appendix A.

The Written Consent is sufficient under the Nevada Revised Statutes, the Current Charter and our bylaws to approve the Charter Amendment.  Accordingly, the Charter Amendment will not be submitted to the other stockholders for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the Written Consent in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

We will, when permissible following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Charter Amendment with the Nevada Secretary of State’s Office. The Charter Amendment will become effective upon such filing.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND STOCKHOLDERS

On April 4, 2024, our board of directors unanimously adopted resolutions approving the Charter Amendment and recommended that our stockholders approve it. In connection with the adoption of these resolutions, our board of directors elected to seek the written consent of stockholders in order to reduce associated costs and implement the Charter Amendment in a timely manner. On April 4, 2024, the Chairman of the Board, Daniel Thompson and our Chief Executive Officer, Alex Cunningham (the “Majority Stockholders”), executed and delivered the Written Consent to us.

Pursuant to the Nevada Revised Statutes and our bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power of our outstanding voting stock, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

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Pursuant to the Nevada Revised Statutes, our amended and restated articles of incorporation and our bylaws, approval of the Charter Amendment at a meeting would require the affirmative vote of at least a majority of the total number of shares of our outstanding common stock, series A preferred stock, series B preferred stock, series C preferred stock, series E preferred stock, series I preferred stock, series J preferred stock, series L preferred stock and series R convertible preferred stock, voting together as a single class.

Holders of shares of our common stock, series B preferred stock, series C preferred stock, series E preferred stock, series J preferred stock and series L preferred stock are entitled to one (1) vote per share. Holders of shares of our series I preferred stock are entitled to five (5) votes per share. Holders of our series R convertible preferred stock are entitled to a number of votes equal to the number of shares into which the series R convertible preferred stock is convertible (estimated to be 30,462 votes per share as of the Record Date). Each share of series A preferred stock is entitled to a number of votes at any time equal to (i) 25% of the number of votes then held or entitled to be made by all other equity securities of our company, including, without limitation, the common stock, plus (ii) one (1).

As of the Record Date, we had issued and outstanding 10,902,495 shares of common stock, 2 shares of series A preferred stock, 1,336,929 shares of series B preferred stock, 96 shares of series C preferred stock, 155,750 shares of series E preferred stock, 12,086,500 shares of series I preferred stock, 171,359 shares of series J preferred stock, 319,493 shares of series L preferred stock and 165 shares of series R convertible preferred stock. Accordingly, a total of 110,023,628 votes were entitled to be cast on the approval of the Charter Amendment. As of the Record Date, Daniel Thompson owned (i) 1,000,337 shares of common stock, (ii) 1 share of series A preferred stock, (iii) 1 share of series C preferred stock and (iv) 5,302,500 shares of series I preferred stock, which entitled Mr. Thompson to 45,850,110 votes, or approximately 41.67% of the total votes eligible to be cast. As of the Record Date, Alex Cunnigham owned (i) 1,000,338 shares of common stock, (ii) 1 share of series A preferred stock, (iii) 6,250 shares of series B preferred stock, (iv) 1 share of series C preferred stock and (v) 5,743,000 shares of series I preferred stock, which entitled Mr. Cunningham to 48,058,861 votes, or approximately 43.68% of the total votes eligible to be cast.

Accordingly, we have obtained all necessary corporate approvals in connection with the Charter Amendment. We are not seeking written consent from any other stockholder, and other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by Written Consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the action taken by the Majority Stockholders was by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date by (i) each of our executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of our common stock. Unless otherwise specified, the address of each of the persons set forth below is in care of our company, 3753 Howard Hughes Parkway, Suite 200 Las Vegas, NV 89169.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Voting Stock(2)
Daniel Thompson, Chairman of the Board(3)	Common Stock	45,976,237	41.74%
Alex Cunningham, Chief Executive Officer and Director(4)	Common Stock	48,165,110	43.73%
Matthew T. Shafer, Chief Financial Officer(5)	Common Stock	25,000	*
Zia Choe, Chief Accounting Officer(6)	Common Stock	18,800	*
Gillard B. Johnson, III, Director	Common Stock	30,000	*
Cathy Pennington, Director	Common Stock	30,000	*
L. Jack Staley, Director	Common Stock	30,000	*
All executive officers and directors (7 persons above)	Common Stock	94,275,147	85.50%

* Less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.
(2)	Based on 10,902,495 shares of common stock, 2 shares of series A preferred stock (with each share entitled to an estimated 18,337,272 votes), 1,336,929 shares of series B preferred stock, 96 shares of series C preferred stock, 155,750 shares of series E preferred stock, 12,086,500 shares of series I preferred stock, 171,359 shares of series J preferred stock, 319,493 shares of series L preferred stock and 165 shares of series R convertible preferred stock (entitled to an estimated 30,462 votes) issued and outstanding as of the Record Date.
(3)	Includes (i) 1,000,337 shares of common stock held directly, (ii) 4 shares of common stock held by the 2007 Thompson Family Trust, (iii) 1 share of series A preferred stock held directly, (iv) 26,124 shares of common stock issuable upon the conversion of 13,062 shares of series B preferred stock held by the 2007 Thompson Family Trust, (v) 100,000 shares of common stock issuable upon the conversion of 1 share of series C preferred stock held directly and (vi) 5,302,500 shares of series I preferred stock held directly as of the Record Date.
(4)	Includes (i) 1,000,338 shares of common stock, (ii) 1 share of series A preferred stock, (iii) 12,500 shares of common stock issuable upon the conversion of 6,250 shares of series B preferred stock, (iv) 100,000 shares of common stock issuable upon the conversion of 1 share of series C preferred stock and (v) 5,743,000 shares of series I preferred stock as of the Record Date.
(5)	Represents 5,000 shares of series I preferred stock as of the Record Date.
(6)	Includes (i) 6,300 shares of common stock issuable upon the conversion of 3,150 shares of series B preferred stock and (ii) 2,500 shares of series I preferred stock as of the Record Date.

We do not currently have any arrangements which if consummated may result in a change of control of our company.

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THE CHARTER AMENDMENT

On April 4, 2024, our board of directors and the Majority Stockholders approved the Charter Amendment, the form of which is attached to this Information Statement as Appendix A.

Under the Current Charter, we are authorized to issue 7,500,000,000 shares of common stock and 1,000,000,000 shares of preferred stock. Following our recent 1-for-75,000 reverse stock split, we no longer require such a large number of authorized but unissued shares. Accordingly, our board of directors and the Majority Stockholders determined that it would be in the best interests of our company and its stockholders to reduce our authorized stock. The Charter Amendment amends the Current Charter to reduce our authorized common stock to 300,000,000 shares and our authorized preferred stock to 50,000,000 shares.

The Charter Amendment will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our directors and executive officers, and each associate of the foregoing persons, have no substantial interests, directly or indirectly, in the Charter Amendment.

DISSENTER’S RIGHTS OF APPRAISAL

Neither the Nevada Revised Statutes nor our Current Charter provides holders of our common stock with dissenters’ or appraisal rights in connection with the Charter Amendment.

STOCKHOLDERS ENTITLED TO INFORMATION STATEMENT

This information statement is being mailed to you on or about [ ], 2024.  We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our common stock.

Our board of directors established April 4, 2024 as the record date for the determination of stockholders entitled to receive this information statement.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We may deliver only one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this information statement to a stockholder at a shared address to which a single copy was delivered, upon written or oral request to us at the following address and telephone number:

Cardiff Lexington Corporation

3753 Howard Hughes Parkway, Suite 200

Las Vegas, NV 89169

Attn: Corporate Secretary

Phone: (844) 628-2100

In addition, a stockholder can direct a notification to us at the phone number and mailing address listed above that the stockholder wishes to receive a separate information statement in the future. Stockholders sharing an address that receive multiple copies can request delivery of a single copy of the information statements by contacting us at the phone number and mailing address listed above.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports, proxy statements and other information with the SEC. Our SEC filings are available from the SEC’s website at www.sec.gov, which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. Additionally, we will make these filings available, free of charge, on our website at www.cardifflexington.com as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. The information on our website, other than these filings, is not, and should not be, considered part of this information statement and is not incorporated by reference into this information statement.

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Appendix A

APPENDIX A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Cardiff Lexington Corporation

Entity or Nevada Business Identification Number (NVID): NV20212069394

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 85%

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes) ______

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See below (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Chief Executive Officer Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The first sentence of Article III of the Amended and Restated Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

"The Corporation has authority to issue 350,000,000 shares of capital stock, consisting of 300,000,000 shares of common stock, $0.001 par value per share ('Common Stock'), and 50,000,000 shares of preferred stock, $0.001 par value per share ('Preferred Stock')."

This form must be accompanied by appropriate fees.

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